UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 __________________________________________________
FORM 8-K
__________________________________________________

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 10, 2020
__________________________________________________
VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
__________________________________________________

Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 20th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On January 10, 2020, VICI Properties Inc. (the “Company”) announced that Monica Howard Douglas has been appointed to the Company’s Board of Directors (the “Board”) as an independent director, subject to and effective upon the satisfaction of certain conditions, including receipt of all applicable regulatory approvals. Upon joining the Board, Ms. Douglas will serve on the Board’s Nominating and Governance Committee. Ms. Douglas will be compensated in accordance with the Company’s standard compensation policies and practices for the Board. In addition, the Company will enter into its standard form indemnification agreement with Ms. Douglas. There are no transactions between the Company and Ms. Douglas that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Ms. Douglas and any other persons pursuant to which she was selected as director of the Company.
Ms. Douglas has served as General Counsel, North America for The Coca-Cola Company since January 2018. Ms. Douglas also served as Legal Director for The Coca-Cola Company in South Africa from September 2013 through December 2017 and a Vice-President of Supply Chain and Consumer Affairs for The Coca-Cola Company from 2008 through 2013. Ms. Douglas earned a Juris Doctor degree from Stanford Law School and a Bachelor of Arts degree from the University of Michigan.

On January 10, 2020, the Company issued a press release announcing the appointment of Ms. Douglas to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 10, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: January 10, 2020	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary